                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                          IBIS TECHNOLOGY CORPORATION
                (Name of Registrant as Specified In Its Charter)


      (Name of Person(s) Filing Proxy Statement if other than Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

[IBIS LOGO]
--------------------------------------------------------------------------------
Technology Corporation

                                                                  March 31, 1997

Dear Stockholder,

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Ibis Technology Corporation (the "Company") to be held at 12:00 noon on Thursday, May 15, 1997 at the offices of the Company, 32 Cherry Hill Drive, Danvers, Massachusetts 01923.

     At the Annual Meeting, two persons will be elected to the Board of Directors. The Company will also ask the stockholders to ratify the selection of KPMG Peat Marwick LLP as the Company's independent public accountants. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

     We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged promptly to complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

                                            Sincerely,

                                            /s/ Geoffrey Ryding

                                            GEOFFREY RYDING
                                            President and Chief Executive
                                            Officer


                            YOUR VOTE IS IMPORTANT.
                       PLEASE RETURN YOUR PROXY PROMPTLY.

                          IBIS TECHNOLOGY CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 15, 1997

To the Stockholders of Ibis Technology Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Ibis Technology Corporation, a Massachusetts corporation (the "Company"), will be held on Thursday, May 15, 1997 at the offices of the Company, 32 Cherry Hill Drive, Danvers, Massachusetts 01923 at 12:00 noon for the following purposes:

     1. To elect two members to the Board of Directors to serve for a term ending in 2000 and until their successors are duly elected and qualified.

     2. To consider and act upon a proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997.

     3. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on March 21, 1997 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

     All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Timothy J. Burns

                                            TIMOTHY J. BURNS
                                            Clerk

March 31, 1997

                          IBIS TECHNOLOGY CORPORATION
                              32 CHERRY HILL DRIVE
                               DANVERS, MA 01923
                                  508-777-4247

                      ------------------------------------

                                PROXY STATEMENT

                      ------------------------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Ibis Technology Corporation (the "Company"), a Massachusetts corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at the offices of the Company, 32 Cherry Hill Drive, Danvers, Massachusetts 01923 on Thursday, May 15, 1997 at 12:00 noon, and any adjournments thereof (the "Meeting").

     Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the two nominees for director named herein, and FOR the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, par value $.008 per share ("Common Stock"), is necessary to constitute a quorum at the Meeting.

     With respect to all matters to be acted on at the Meeting, other than the election of Directors which requires a plurality of the shares voted affirmatively or negatively at the Meeting, the affirmative vote of a majority of the total number of shares voted either for or against each proposal at the Meeting is required to approve the proposal, with abstentions and non-votes having no effect on the vote.

     The close of business on March 21, 1997 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on March 21, 1997, the Company had 5,197,278 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Stockholders.

     The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

     This Proxy Statement and the accompanying proxy are being mailed on or about March 31, 1997 to all Stockholders entitled to notice of and to vote at the Meeting.

     The Annual Report to Stockholders for the fiscal year ended December 31, 1996 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

                                SHARE OWNERSHIP

     The following table sets forth certain information as of March 3, 1997 concerning the ownership of Common Stock by (i) each Stockholder known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, (ii) each current member of the Board of Directors, (iii) each executive officer named in the Summary Compensation Table on p. 7 hereof, and
(iv) all current directors and executive officers as a group.

                                                                                SHARES
                                                                         BENEFICIALLY OWNED(1)
                                                                        -----------------------
NAME AND ADDRESS**                                                      NUMBER          PERCENT
------------------                                                      -------         -------
Wheatley Partners L.P.(2).............................................  360,000           6.92%
  80 Cutterhill Road, Suite 311
  Great Neck, New York 11021
Geoffrey Ryding, Ph.D.(3).............................................  107,717           2.07%
Timothy J. Burns(4)...................................................   48,333           *
Ted R. Dintersmith, Ph.D.(5)..........................................   42,473
Theodore H. Smick(6)..................................................   24,332           *
Peter H. Rose, Ph.D.(7)...............................................   19,976           *
Richard Hodgson(8)....................................................   19,976           *
Dimitri Antoniadis....................................................    --              *
Donald McGuinness.....................................................    --              *
Executive Officers and Directors as a group
  (11 Persons)(3),(4),(5),(6),(7),(8),(9).............................  339,615           6.35%

---------------

 * Represents beneficial ownership of less than 1% of the outstanding Common Stock.

** Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.

(1) The number of shares of Common Stock issued and outstanding on March 3, 1997 was 5,197,278. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at March 3, 1997, plus shares of Common Stock subject to options held by such person or group at March 3, 1997 and exercisable within 60 days thereafter, plus shares of common Stock subject to Redeemable Warrants held by such person or group at March 3, 1997 and exercisable within 60 days thereafter. The Company believes that all the persons and entities named in the Table have the sole voting and investment power with respect to all the shares as beneficially owned by them, except as noted below.

(2) This information, except the percentage beneficially owned, is as of December 3, 1996 and is based solely on (i) a Schedule 13D (the "Schedule 13D") filed on November 7, 1996 with the Securities and Exchange Commission by Wheatley Partners, L. P. ("Wheatley"), and (ii) Amendment No. 1 to the
    Schedule 13D filed on December 24, 1996 with the Securities and Exchange Commission by Wheatley. Consists of 338,649 shares held by Wheatley and 21,351 shares held by Wheatley Foreign Partners, L. P. ("Wheatley Foreign"). Wheatley has sole voting and dispositive power of the 338,649 shares held of record by Wheatley and may be deemed to share voting and dispositive power of the 21,351 shares held by Wheatley Foreign. Wheatley disclaims beneficial ownership of the 21,351 shares held by Wheatley Foreign. Wheatley Foreign has sole voting and dispositive power of the 21,351 shares held of record by Wheatley Foreign and may be deemed to share voting and dispositive power of the 338,649 shares held by Wheatley. Wheatley Foreign disclaims beneficial ownership of the 338,649 shares held by Wheatley. Wheatley Partners LLC ("Wheatley LLC") is the general partner of Wheatley and a general partner of Wheatley Foreign and as such may be deemed to share voting and dispositive power of the aggregate of

    360,000 shares held of record by Wheatley and Wheatley Foreign. Wheatley Management Ltd. ("Wheatley Management") is a general partner of Wheatley Foreign and as such may be deemed to share voting and dispositive power of the aggregate of 360,000 shares held of record by Wheatley and Wheatley Foreign. Barry Rubenstein, Irwin Lieber, Barry Fingerhut, Seth Lieber, Jonathan Lieber, and Matthew A. Smith are each members and officers of Wheatley LLC and as such may be deemed to share voting and dispositive power of the aggregate of 360,000 shares held of record by Wheatley and Wheatley foreign. Each of Messrs. Rubenstein, I. Lieber, Fingerhut, S. Lieber, J. Lieber and Smith, and each of Wheatley LLC and Wheatley Management, disclaims beneficial ownership of the shares except to the extent of his/its equity ownership in the relevant entity.

(3) Includes 6,000 shares held by certain family members and 8,333 shares of Common Stock that may be acquired upon the exercise of options within 60 days of March 3, 1997.

(4) Consists of 48,333 shares of Common Stock that may be acquired upon the exercise of options within 60 days of March 3, 1997.

(5) Includes 2,500 shares of Common Stock that may be acquired upon the exercise of currently exercisable options held directly by Dr. Dintersmith. Also, includes 8,796 shares held by Aegis II Limited partnership ("Aegis II"), 4,235 shares issuable upon the exercise of Redeemable Warrants held by Aegis II, 8,794 shares held by Aegis Select Limited Partnership ("Aegis Select") and 4,235 shares issuable upon the exercise of Redeemable Warrants held by Aegis Select. Dr. Dintersmith, a Director of the Company, disclaims beneficial ownership of the shares and Redeemable Warrants held by Aegis II and Aegis Select.

(6) Includes 8,333 shares of Common Stock that may be acquired upon the exercise of options within 60 days of March 3, 1997.

(7) Consists of 19,976 shares of Common Stock that may be acquired upon the exercise of options within 60 days of March 3, 1997.

(8) Includes 6,870 shares of Common Stock that may be acquired upon the exercise of options within 60 days of March 3, 1997.

(9) Includes 30,059 shares held directly or by certain family members of other executive officers of the Company and 46,749 shares of Common Stock that may be acquired upon the exercise of options within 60 days of March 3, 1997 held by such executive officers.

                                   MANAGEMENT

DIRECTORS

     The Company's Restated Articles of Organization and Restated By-Laws provide for the Company's business to be managed by or under the direction of the Board of Directors. Under the Company's Restated Articles of Organization and Restated By-Laws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of six members, classified into three classes as follows: Richard Hodgson and Geoffrey Ryding constitute a class with a term which expires at the upcoming Meeting (the "Class III directors"); Ted R. Dintersmith and Dimitri Antoniadis constitute a class with a term ending in 1998 (the "Class I directors"); and Peter H. Rose and Donald F. McGuinness constitute a class with a term ending in 1999 (the "Class II directors"). Dr. Dintersmith has resigned effective as of the Meeting. Pursuant to the Company's Restated By-Laws, the vacancy created by Dr. Dintersmith's resignation may be filled by a majority vote of the remaining Directors. At each annual meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

     Pursuant to the Company's Restated Articles of Organization and Restated By-Laws, the Board of Directors on January 30, 1997 voted (i) to set the size of the Board of Directors at six and (ii) to nominate Richard Hodgson and Geoffrey Ryding for election at the Meeting for a term of three years to serve until the 2000 annual meeting of Stockholders, and until their respective successors have been elected and qualified. Dimitri Antoniadis (a Class I director), and Donald
F. McGuinness and Peter H. Rose (the Class II directors) will serve until the annual meetings of Stockholders to be held in 1998 and 1999, respectively, and until their respective successors have been elected and qualified. Ted R. Dintersmith (a Class I director) will serve until the Meeting.

     The names of the Company's current directors and certain information about them are set forth below:

                NAME                   AGE                   POSITION
                ----                   ---                   --------
Richard Hodgson......................  80    Chairman of the Board of Directors
Geoffrey Ryding, Ph.D................  55    Chief Executive Officer, President and Director
Dimitri Antoniadis(1)................  50    Director
Donald F. McGuinness(1)..............  64    Director
Peter H. Rose, Ph.D.(2)..............  72    Director

---------------

 (1) Member of the Audit Committee

 (2) Member of the Compensation Committee

     The following is a brief summary of the background of each director of the
Company:

     Richard Hodgson was elected as Chairman of the Board of Ibis in December 1993 and has served as a director of the Company since May 1992. Since 1980, Mr. Hodgson has been a director of McCowan Associates, an investment management company located in New York City. Mr. Hodgson was a founder of Intel Corporation, where he continues to serve on the Board of Directors. He is also a director of I-Stat Corporation, Accent Color Sciences and several privately-held high-technology companies.

     Geoffrey Ryding, Ph.D. joined Ibis in May 1992 as President and Chief Operating Officer and as a director. In December 1993, he was elected as Chief Executive Officer of the Company. From 1987 to 1992, Dr. Ryding worked in the Semiconductor Equipment Division at Eaton Corporation where, from 1987 to 1991, he was Vice President and Director of Marketing, Sales and Service, responsible for worldwide marketing, sales and service of all products, including a staff of 250 people operating from 39 offices in 18 countries and, from 1991 to 1992, he was Technical Director. Also from 1991 to 1992, Dr. Ryding, with Dr.

Rose, provided consulting services to a major Japanese semiconductor equipment manufacturer in connection with developing ion beam lithography technology.

     Peter H. Rose, Ph.D. has served as director of the Company since 1988. In July 1993, Dr. Rose founded and became President of Krytek Corporation, a manufacturer of aerosol cleaning equipment for the semiconductor industry. From 1991 to 1992, Dr. Rose, with Dr. Ryding, provided consulting services to a major Japanese semiconductor equipment manufacturer in connection with developing ion beam lithography technology. He is a Director of Lumonics, Inc., a Canadian Corporation.

     Donald F. McGuinness was appointed to the Board of Directors in 1996. He has been the Chairman, President and Chief Executive Officer of Electronic Designs, Inc., a publicly held company, since 1988. He is also a Director of Cabletron Systems, Inc.

     Dimitri Antoniadis, Ph.D. was appointed to the Board of Directors in 1996. He is a Professor of Electrical Engineering at Massachusetts Institute of Technology (MIT) and been a member of the faculty since 1978. He is also a Director of the SRC Center of Excellence for Microsystems Technologies at MIT.

     COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

     Meeting Attendance. During the fiscal year ended December 31, 1996, there were four meetings of the Board of Directors. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 1996, except that Peter Rose attended 50% of the meetings of the Board that were held.

     Audit Committee. The Audit Committee, which met once during fiscal 1996, has two members, Dimitri Antoniadis and Donald F. McGuinness. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits.

     Compensation Committee. The Compensation Committee, which met four times during fiscal 1996, has two members, Ted R. Dintersmith and Peter H. Rose. The Compensation Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company; and further, administers stock and employee benefit plans, including the Company's 1988 Stock Option Plan and the 1993 Employee, Director and Consultant Stock Option Plan (the "1993 Plan"). Upon the effectiveness of Dr. Dintersmith's resignation, the Board of Directors intends to appoint another non-employee director to the Compensation Committee.

     Nominating Committee. The Company does not have a standing Nominating Committee.

     Compensation Committee Interlocks and Insider Participation. The Compensation Committee has two members, Ted R. Dintersmith and Peter H. Rose. Upon the effectiveness of Dr. Dintersmith's resignation, the Board of Directors intends to appoint another non-employee director to the Compensation Committee.

     COMPENSATION OF DIRECTORS

     Pursuant to the Company's 1993 Plan, each non-employee director of the Company then serving as a director is granted non-qualified stock options to purchase 1,250 shares of Common Stock following each annual meeting of stockholders of the Company, and any new non-employee directors will be granted non-qualified stock options to purchase 1,250 shares of Common Stock upon election to the Board. These options vest in full immediately prior to the annual meeting following the date the options are granted and have an exercise price equal to the fair market value of the Common Stock on the date of grant. As of December 31,

1996, pursuant to the 1993 Plan each of the Company's current directors, except Dr. Ryding, Dr. Antoniadis and Mr. McGuinness, had been granted non-qualified stock options to purchase an aggregate of 3,750 shares of Common Stock having a weighted average exercise price of $6.72 per share. Dr. Antoniadis and Mr. McGuinness were each granted options to purchase 8,750 shares at an exercise price of $6.50 per share upon their election to the Board of Directors in July 1996, which included the options to acquire 1,250 shares of common stock granted to all new non-employee directors under the 1993 Plan. Options to acquire 1,250 shares vest in full immediately prior to the Meeting and the options to acquire the remaining 7,500 shares vest in three equal annual installments of 2,500 shares commencing in July 1997 for Dr. Antoniadis and Mr. McGuinness.

     The Company pays to each non-employee director (Mr. Hodgson, Dr. Rose, Dr. Antoniadis and Mr. McGuinness) $1,000 for each meeting of the Board of Directors and committees of the Board that each of them attends and reimburses each of them for their expenses incurred in attending such meetings. In 1996, the aggregate amount of compensation and reimbursement for such expenses paid to all of these directors was approximately $11,608.

     The Company has agreed that until May 1999, Josephthal Lyon & Ross Incorporated ("Josephthal") shall have the right to designate one person, reasonably acceptable to the Company, for election to the Company's Board of Directors, and the Company will use its best efforts to cause the election of such person as a director of the Company. Such individual may be a director, officer, employee or affiliate of Josephthal. In the event Josephthal elects not to exercise this right to designate a person for election to the Company's Board of Directors, Josephthal may designate a person to attend meetings of the Board of Directors. To date, Josephthal has elected not to designate a person for election to the Board.

     Certain members of the Company's Board of Directors are parties to transactions with the Company. See "Certain Transactions."

EXECUTIVE OFFICERS

     The names of, and certain information regarding, executive officers of the Company who are not also directors, are set forth below. Except for an executive officer who has an employment agreement with the Company, the executive officers serve at the pleasure of the Board of Directors.

               NAME                   AGE                    POSITION
               ----                   ----                   -------
Timothy J. Burns, C.P.A............    57   Chief Financial Officer, Operations
                                            Manager, Treasurer and Clerk
Angelo V. Alioto...................    50   Vice President of Sales and Marketing
Bernhard F. Cordts III, Ph.D.......    45   Vice President of Wafer Technology
Robert P. Dolan....................    37   Vice President of Wafer Manufacturing
Theodore H. Smick..................    43   Vice President of Equipment Technology

     Timothy J. Burns joined Ibis in 1994 as Chief Financial Officer. He also became Operations Manager in January 1996 and Treasurer and Clerk in October 1996. From 1987 to 1994, Mr. Burns was a shareholder of Argus Management Corporation, a nationally known turnaround and interim management firm.

     Angelo V. Alioto joined the Company in 1990 as a Regional Sales Manager, became Worldwide Sales Manager in 1991 and was elected as Vice President of Sales in December 1993 and Vice President of Marketing in January 1996.

     Bernhard F. Cordts, III, Ph.D. joined the Company in 1988 as Process Development Manager. In January 1997, he was appointed Vice President of Wafer Technology.

     Robert P. Dolan, joined the Company in 1988 as Production Manager. In January 1997, he was appointed Vice President of Wafer Manufacturing.

     Theodore H. Smick joined the Company in May 1990 as Director of Equipment Development. In December 1993 he was elected as Vice President of Equipment Technology.

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation paid to or earned by the following individuals for services rendered to the Company in all capacities during the Company's last three fiscal years: (i) the Chief Executive Officer of the Company (the "CEO") as of December 31, 1996, and (ii) each of the most highly compensated executive officers of the Company (other than the CEO) as of December 31, 1996 whose salary and bonus earned during fiscal 1996 exceeded $100,000 (the CEO and those officers are referred to herein collectively as the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                           ANNUAL COMPENSATION       COMPENSATION
                                                          ----------------------     ------------
                                                                                        AWARDS
                                                                                     ------------
                                                                                      SECURITIES
                  NAME AND                     FISCAL                                 UNDERLYING          ALL OTHER
             PRINCIPAL POSITION                 YEAR      SALARY($)     BONUS($)      OPTIONS(#)      COMPENSATION($)(2)
             ------------------                ------     ---------     --------     ------------     ------------------
Geoffrey Ryding..............................  1996       $140,000      $18,000         15,000               $288
  President and Chief Executive Officer        1995       $130,000      $47,148         10,000               $228
                                               1994       $130,000      $20,000         --                   $228

Timothy J. Burns(1)..........................  1996       $120,000      $12,000         15,000               $450
  Chief Financial Officer, Operations
  Manager,                                     1995       $120,000      $36,987         10,000               $450
  Treasurer and Clerk                          1994       $ 62,938        --            60,000               $225

Theodore H. Smick............................  1996       $103,000        --            15,000               $102
  Vice President of Equipment Technology       1995       $103,000      $ 5,819         22,000               $102
                                               1994       $ 98,000        --            --                   $ 98

---------------

(1) Mr. Burns joined the Company as Chief Financial Officer in June 1994.

(2) All Other Compensation consists of the dollar value of premiums paid by the Company with respect to term life insurance for the benefit of each Named Executive Officer in the amount of $100,000.

OPTION GRANTS

     The following table sets forth certain information regarding each stock option granted to a Named Executive Officer during fiscal 1996.

               OPTION GRANTS DURING YEAR ENDED DECEMBER 31, 1996

                                                                                              POTENTIAL
                                        INDIVIDUAL GRANTS                                    REALIZABLE
                          ---------------------------------------------                   VALUE AT ASSUMED
                                               % OF                                        ANNUAL RATES OF
                            NUMBER OF         TOTAL                                          STOCK PRICE
                           SECURITIES        OPTIONS                                      APPRECIATION FOR
                           UNDERLYING       GRANTED TO       EXERCISE                      OPTION TERM(3)
                             OPTIONS       EMPLOYEES IN       PRICE        EXPIRATION    -------------------
          NAME            GRANTED(#)(1)    FISCAL YEAR     ($/SHARE)(2)       DATE        5%($)      10%($)
          ----            -------------    ------------    ------------    ----------    -------    --------
Geoffrey Ryding.........      15,000           5.17%          $ 6.88         4/17/06     $64,950    $164,550
Timothy J. Burns........      15,000           5.17%          $ 6.88         4/17/06     $64,950    $164,550
Theodore H. Smick.......      15,000           5.17%          $ 6.88         4/17/06     $64,950    $164,550

---------------

(1) The options were granted pursuant to the 1993 Plan. The options granted to the Named Executive Officers are incentive stock options which vest annually in three equal installments commencing one year from the date of grant. Options terminate ten years after the grant date, subject to earlier termination in accordance with the 1993 Plan and the applicable option agreement. In the event of a change in control of the Company (as defined in the 1993 Plan), all outstanding unvested options, including options held by Dr. Ryding and Messrs. Burns and Smick, will become immediately vested, unless provision is made for the continuation of such options pursuant to the applicable provisions of the 1993 Plan.

(2) Under the terms of the 1993 Plan, the exercise price of all stock options may be no less than (a) the average of the closing prices of the Common Stock for the ten consecutive trading days immediately preceding the grant date or (b) the closing price of the Common Stock for the trading day immediately preceding the grant date.

(3) Amounts represent hypothetical gains that could be achieved for the options if exercised at the end of the option term. Those gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration dates. Actual gains, if any, on stock options, exercises and Common Stock holdings are dependent on future performance of the Common Stock.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table provides information regarding the exercises of options by each of the Named Executive Officers during fiscal 1996. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1996 and the values of "in-the-money" options as of that date. An option is "in-the-money" if the per share fair market value of the underlying stock exceeds the option exercise price per share.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                             NUMBER OF SECURITIES
                                                                  UNDERLYING             VALUE OF THE UNEXERCISED
                                SHARES                        UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                               ACQUIRED                       AT FISCAL YEAR-END         AT FISCAL YEAR-END($)(1)
                                  ON           VALUE      ---------------------------   ---------------------------
            NAME              EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----              -----------   -----------   -----------   -------------   -----------   -------------
Geoffrey Ryding.............     20,172       212,714         3,333         21,667         $ 133         $ 2,067
Timothy J. Burns............     --            --            43,333         41,667         $ 133         $ 2,067
Theodore H. Smick...........      5,551        32,964         3,333         29,667         $ 133         $35,427

---------------

(1) The value of unexercised in-the-money options at December 31, 1996 is based on the difference between the fair market value for the Company's Common Stock of $7.00 (the closing sale price per share of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 1996) and the per share option exercise price, multiplied by the number of shares of Common Stock underlying such options.

EMPLOYMENT AGREEMENT AND CHANGE OF CONTROL ARRANGEMENTS

     The Company has an employment agreement with Dr. Geoffrey Ryding which provides for Dr. Ryding to serve as President and Chief Executive Officer of the Company until May 1997 at an annual base salary of $140,000. The Company and Dr. Ryding are currently in discussions concerning extending this Agreement. It is also intended that Dr. Ryding will be paid an annual bonus of 40% of his annual base salary if his performance and the Company's performance satisfy certain predetermined goals mutually agreed upon by Dr. Ryding and the Board of Directors. In the event that Dr. Ryding's employment is terminated by the Company without cause or in certain other circumstances, Dr. Ryding will be paid at his then annual base salary rate for a period of 12 months following the date of such termination and he will be entitled to be paid for the cost of 12 months of health benefits. Dr. Ryding may terminate his employment at any time, but will forfeit certain benefits if he does not provide the Company with at least 60 days prior written notice.

     All of the Company's employees are subject to certain confidentiality and non-competition obligations. Each employee has also agreed that all inventions, discoveries and developments which may be used in the Company's business and that are developed by such employee during his or her employment with the Company are the Company's property and the employee will assign his or her rights therein to the Company.

     In the event of a change in control of the Company (as defined in the 1993
Plan), all outstanding unvested options, including options held by Dr. Ryding and Messrs. Burns and Smick, will become immediately vested, unless provision is made for the continuation of such options pursuant to the applicable provisions of the 1993 Plan.

KEY-MAN LIFE INSURANCE

     The Company is the sole beneficiary on a $2,000,000 term life insurance policy covering Dr. Ryding.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, with the following exception: Ted R. Dintersmith, a Director of the Company, inadvertently failed to file a Form 4 in October, 1996 to report a series of three transactions that occurred in September 1996. Dr. Dintersmith filed a Form 4 in November, 1996 to correct this matter.

CERTAIN TRANSACTIONS

     Angelo V. Alioto, the Company's Vice President of Sales and Marketing, was granted in April, 1996 an incentive option to purchase 15,000 shares of common stock at an exercise price of $6.88 per share (for an aggregate exercise price of $103,200).

     In May 1996, the Company granted non-qualified options to purchase 1,250 shares of common stock to each of Dr. Dintersmith, Mr. Hodgson and Dr. Rose at an exercise price of $10.45 per share (for an aggregate exercise price each of $13,063). In July, 1996, the Company granted non-qualified options to purchase 8,750 shares of common stock to each of Mr. McGuinness and Dr. Antoniadis at an exercise price of $6.50 per share (for an aggregate exercise price each of $56,875).

     Bernard F. Cordts III, the Company's Vice President of Wafer Technology, was granted in April, 1996 an incentive option to purchase 15,000 shares of Common Stock at an exercise price of $6.88 per share (for an aggregate option exercise price of $103,200).

     Robert P. Dolan, the Company's Vice President of Wafer Manufacturing, was granted in April, 1996 an incentive option to purchase 15,000 shares of Common Stock at an exercise price of $6.88 per share (for an aggregate option exercise price of $103,200). In March and April, 1996, Mr. Dolan exercised options to purchase 12,925 shares of Common Stock with a realized value at the time of exercises of $92,774.

                             ELECTION OF DIRECTORS
                                (NOTICE ITEM 1)

     The Company's Restated Articles of Organization and Restated By-Laws provide for the Company's business to be managed by or under the direction of the Board of Directors. Under the Company's Restated Articles of Organization and Restated By-Laws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of six members, classified into three classes as follows: Richard Hodgson and Geoffrey Ryding constitute a class with a term which expires at the upcoming Meeting (the "Class III directors"); Ted R. Dintersmith and Dimitri Antoniadis constitute a class with a term ending in 1998 (the "Class I directors"); and Donald F. McGuinness and Peter H. Rose constitute a class with a term ending in 1999 (the "Class II directors"). Dr. Dintersmith has resigned effective as of the Meeting. Pursuant to the Company's Restated By-Laws, the vacancy created by Mr. Dintersmith's resignation may be filled by a majority vote of the remaining Directors. At each annual meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

     Pursuant to the Company's Restated Articles of Organization and Restated By-Laws, the Board of Directors on January 30, 1997 voted (i) to set the size of the Board of Directors at six and to (ii) to nominate Richard Hodgson and Geoffrey Ryding for election at the Meeting for a term of three years to serve until the 2000 annual meeting of Stockholders, and until their respective successors have been elected and qualified. Dimitri Antoniadis (a Class I director), and Donald F. McGuinness and Peter H. Rose (the Class II directors) will serve until the annual meetings of Stockholders to be held in 1998 and 1999, respectively, and until their respective successors have been elected and qualified. Ted R. Dintersmith (a Class I director) will serve until his resignation becomes effective as of the Meeting.

     Unless authority to vote for any of the nominees named below is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

     A plurality of the shares voted affirmatively or negatively at the Meeting is required to elect each nominee as a director.

     THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF RICHARD HODGSON AND GEOFFREY RYDING AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                         INDEPENDENT PUBLIC ACCOUNTANTS

                                (NOTICE ITEM 2)

     The Board of Directors has appointed KPMG Peat Marwick LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1997. The Board proposes that the Stockholders ratify this appointment. KPMG Peat Marwick LLP audited the Company's financial statements for the fiscal year ended December 31, 1996. The Company expects that representatives of KPMG Peat Marwick LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     In the event that ratification of the appointment of KPMG Peat Marwick LLP as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

     The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to ratify the appointment of the independent public accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.


                                 OTHER MATTERS

     The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.


                             STOCKHOLDER PROPOSALS

     To be considered for presentation at the Annual Meeting of Stockholders to be held in 1998, Stockholder proposals must be received, marked for the attention of: Clerk, Ibis Technology Corporation, 32 Cherry Hill Drive, Danvers, Massachusetts 01923, not later than November 30, 1997.


                                 ANNUAL REPORT

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED BY ANY STOCKHOLDER WITHOUT CHARGE AT THEIR REQUEST BY WRITING TO:

        INVESTOR RELATIONS
        IBIS TECHNOLOGY CORPORATION
        32 CHERRY HILL DRIVE
        DANVERS, MASSACHUSETTS 01923

     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                                            By order of the Board of Directors:



                                            Timothy J. Burns
                                            Clerk

March 31, 1997

                          IBIS TECHNOLOGY CORPORATION

    THIS PROXY IS BEING SOLICITED BY IBIS TECHNOLOGY CORPORATION'S BOARD OF
                                   DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated March 31, 1997 in connection with the Annual Meeting to held at 12:00 noon on Thursday, May 15, 1997, at the offices of Ibis Technology Corporation (the "Company") at 32 Cherry Hill Drive, Danvers, Massachusetts 01923 and hereby appoints Geoffrey Ryding and Timothy J. Burns, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of the Company registered in the name provided herein which the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

Election of Class III Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate):

Nominees: Richard Hodgson and Geoffrey Ryding

SEE REVERSE SIDE FOR PROPOSALS 1 and 2. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.


                                                              (SEE REVERSE SIDE)


[X]  Please mark votes as in this example.
The Board of Directors recommends a vote FOR Proposals 1 and 2.
1.  Election of two (2) Class III Directors: Richard Hodgson and Geoffrey
    Ryding.

      [ ]  FOR   [ ]  WITHHELD  [ ]  For all nominees except as noted___________

2. Proposal to Ratify the Appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997.

      [ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                    Signature ___________________  Date ________

                                    Signature ___________________  Date ________